UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2019

Welltower Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-8923	34-1096634
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4500 Dorr Street, Toledo, Ohio	43615
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (419) 247-2800

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1.00 par value per share	WELL	New York Stock Exchange
4.800% Notes due 2028	WELL28	New York Stock Exchange
4.500% Notes due 2034	WELL34	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01	Other Events.

On August 19, 2019, Welltower Inc. (the “Company”) issued $450,000,000 aggregate principal amount of the Company’s 3.625% Notes due 2024 (the “2024 Notes”) and $750,000,000 aggregate principal amount of the Company’s 3.100% Notes due 2030 (the “2030 Notes” and, together with the 2024 Notes, the “Notes”) pursuant to an automatic shelf registration statement of the Company on Form S-3 (File No. 333-225004) filed with the Securities and Exchange Commission on May 17, 2018 (the “Registration Statement”). The 2024 Notes are a further issuance of, are fungible with and are consolidated and form a single series with the $500,000,000 aggregate principal amount of the Company’s 3.625% Notes due 2024 that the Company issued on February 15, 2019. The Notes were sold pursuant to an Underwriting Agreement, dated as of August 8, 2019, between the Company and Citigroup Global Markets Inc., Goldman Sachs & Co. LLC and KeyBanc Capital Markets Inc., as representatives of the several underwriters.

The Notes were issued under an Indenture between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), dated as of March 15, 2010, a form of which was filed with the Registration Statement (the “Indenture”), as supplemented by Supplemental Indenture No. 15 between the Company and the Trustee, dated as of February 15, 2019 (“Supplemental Indenture No. 15”), and as further supplemented by Supplemental Indenture No. 16 between the Company and the Trustee, dated as of August 19, 2019 (“Supplemental Indenture No. 16”). The 2024 Notes bear interest at a rate of 3.625% per year, payable semiannually in arrears on March 15 and September 15 of each year, commencing September 15, 2019. The 2024 Notes mature on March 15, 2024. The 2030 Notes bear interest at a rate of 3.100% per year, payable semiannually in arrears on January 15 and July 15 of each year, commencing January 15, 2020. The 2030 Notes mature on January 15, 2030. A portion of the net proceeds from the sale of the Notes will be used to redeem, and, on August 8, 2019, the Company issued notices of redemption for, all of the Company’s $450 million outstanding 4.950% Senior Notes due 2021 and all of the Company’s $600 million outstanding 5.250% Senior Notes due 2022.

The foregoing description of the Indenture, the Supplemental Indenture and the Notes is qualified in its entirety by reference to the Indenture, Supplemental Indenture No. 15, Supplemental Indenture No. 16, the form of global note due 2024 and the form of global note due 2030, filed herewith as Exhibits 4.1, 4.2, 4.3, 4.4 and 4.5, respectively, and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

1.1

Underwriting Agreement, dated as of August 8, 2019, between Welltower Inc. and Citigroup Global Markets Inc., Goldman Sachs & Co. LLC and KeyBanc Capital Markets Inc., as representatives of the several underwriters.

4.1

Indenture, dated as of March 15, 2010, between the Company and the Trustee (filed with the Securities and Exchange Commission as Exhibit 4.1 to the Company’s Form 8-K filed March 15, 2010, and incorporated herein by reference thereto).

4.2

Supplemental Indenture No. 15, dated as of February 15, 2019 between the Company and the Trustee (filed with the Securities and Exchange Commission as Exhibit 4.2 to the Company’s Form 8-K filed February 15, 2019, and incorporated herein by reference thereto).

4.3	Supplemental Indenture No. 16, dated as of August 19, 2019 between the Company and the Trustee.

4.4	Form of Global Note due 2024 (filed with the Securities and Exchange Commission as Exhibit 4.2 to the Company’s Form 8-K filed February 15, 2019, and incorporated herein by reference thereto).

4.5	Form of Global Note due 2030 (included in Exhibit 4.3 hereto).

5	Opinion of Gibson, Dunn & Crutcher LLP.

8	Tax Opinion of Gibson, Dunn & Crutcher LLP.

23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5 hereto).

23.2	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 8 hereto).

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLTOWER INC.

By:	/s/ Matthew McQueen
	Name:	Matthew McQueen
	Title:	Senior Vice President – General
Counsel & Corporate Secretary

Dated: August 19, 2019